Exhibit 99.1


                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS AGREEMENT is effective as of the 1st day of September, 2004, by and between, AspenBio. Inc., a Colorado corporation (the "Employer" or "Company") and Roger Hurst (the "Executive"). In consideration of the mutual covenants contained in this Agreement, the Employer agrees to employ the Executive and the Executive agrees to be employed by the Employer upon the terms and conditions hereinafter set forth.

                                   ARTICLE 1
                               TERM OF EMPLOYMENT
                               ------------------

     1.1 Initial Term. The initial term of employment hereunder shall commence as of the effective day first written above ("Commencement Date") and shall continue for a period of one year from that date.

     1.2 Renewal; Non- Renewal Benefits to Executive. At the end of the initial term of this Agreement, and on each anniversary thereafter, the term of Executive's employment shall be automatically extended one additional year unless, at least 90 days prior to such anniversary, the Executive shall have delivered to the Employer written notice that the term of the Executive's employment hereunder will not be extended. The Employer's shall have the right to provide such non-renewal notice to Executive, on the same terms and conditions, but only subject to the provisions of paragraph 1.3 below.

     1.3 Limitation on Employers Right to Exercise Non-Renewal Notice. The term of the Employment Agreement shall be for a period of one-year beyond the latest date that the final payment shall be made under the Promissory Note payable to Hurst and any indebtedness guaranteed by Hurst shall be repaid. Indebtedness guaranteed by Hurst shall be limited to any and all amounts outstanding as of the date of this Agreement, including, but not limited to the approximate $3,250,000 total mortgage outstanding on the Company's facility and the $150,000 line of credit at Castle Rock Bank. This paragraph shall not prohibit Terminations under paragraph 5.1.2, 5.1.3 or 5.1.4 of this Agreement.

                                   ARTICLE 2
                             DUTIES OF THE EXECUTIVE
                             -----------------------

     2.1 Duties. The Executive shall be employed with the title of President, with responsibilities and authorities as are customarily performed by such officer including, but not limited to those duties as may from time to time be assigned to Executive by the Board of Directors of Employer. Executive's responsibilities and authorities for operating policies and procedures, are subject to the general direction and control of the Board of Directors

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     2.2 Extent and Place of Duties. Executive shall devote all of his working time, efforts, attention and energies to the business of the Employer. Executive shall not be required to move from the Castle Rock, Colorado metropolitan area.


                                   ARTICLE 3
                          COMPENSATION OF THE EXECUTIVE
                          -----------------------------

     3.1 Salary. As compensation for services rendered under this Agreement, the Executive will receive a salary of $100,000 per year, which shall be his base compensation. Executive's salary is payable in accordance with Employer's normal business practices.

     3.2 Benefits. Executive shall be entitled to vacation and holidays as customarily extended to executive employees. Executive shall be entitled to participate in all of Employer's employee benefit plans and employee benefits, including any retirement, pension, profit-sharing, stock option, insurance, hospital or other plans and benefits which now may be in effect or which may hereafter be adopted, it being understood that Executive shall have the same rights and privileges to participate in such plans and benefits as any other executive employee during the term of this Agreement. Participation in any benefit plans shall be in addition to the compensation otherwise provided for in this Agreement.

     3.3 Expenses. Executive shall be entitled to prompt reimbursement for all reasonable expenses incurred by Executive in the performance of his duties hereunder.

                                   ARTICLE 4
                        NON-COMPETITION; CONFIDENTIALITY
                        --------------------------------

     4.1 During the term of this Agreement, the Executive will offer to the Employer any investment or other opportunity generally in the business in which the Company operates, of which he may become aware. If after 30 days the Board of Directors of the Employer refuses the opportunity to participate in the investment or venture, the Executive may do so as permitted by Section 4.2 hereof and otherwise only if Executive obtains a consent to do so from a majority of the directors.

     4.2 The Executive may make passive investments in companies involved in industries in which the Company operates, provided any such investment does not exceed a 5% equity interest, unless Executive obtains a consent to acquire an equity interest exceeding 5% by a vote of a majority of the directors.

     4.3 Except as provided in Sections 4.1 and 4.2 hereof, the Executive may not participate in any business or other areas of business in which the Company is engaged during the term of this Agreement except through and on behalf of the Company.

     4.4 During the term of this Agreement, the Executive shall not own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation or control of any business which is engaged in the type of business conducted by the Employer at the time this Agreement terminates. In the event of the Executive's actual or threatened breach of this paragraph, the Employer shall be entitled to a preliminary restraining order and injunction restraining the Executive from violating its provisions. Nothing in this Agreement shall be construed to prohibit the Employer from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from the Executive.

     4.5 a. The Executive recognizes and acknowledges that the information, business, list of the Employer's customers and any other trade secret or other secret or confidential information relating to Employer's business as they may exist from time to time are valuable, special and unique assets of Employer's business. Therefore, Executive agrees as follows:

          (1) That Executive will hold in strictest confidence and not disclose, reproduce, publish or use in any manner, whether during or subsequent to this employment, without the express authorization of the Board of Directors of the Employer, any information, business, customer lists, or any other secret or confidential matter relating to any aspect of the Employer's business, except as such disclosure or use may be required in connection with Executive's work for the Employer.

          (2) That upon request or at the time of leaving the employ of the Employer the Executive will deliver to the Employer, and not keep or deliver to anyone else, any and all notes, memoranda, documents and, in general, any and all material relating to the Employer's business.

          (3) That the Board of Directors of Employer may from time to time reasonably designate other subject matters requiring confidentiality and secrecy which shall be deemed to be covered by the terms of this Agreement.

     b. In the event of a breach or threatened breach by the Executive of the provisions of this paragraph 4.5, the Employer shall be entitled to an injunction (i) restraining the Executive from disclosing, in whole or in part, any information as described above or from rendering any services to any person, firm, corporation, association or other entity to whom such information, in whole or in part, has been disclosed or is threatened to be disclosed; and/or
(ii) requiring that Executive deliver to Employer all information, documents, notes, memoranda and any and all other material as described above upon Executive's leave of the employ of the Employer. Nothing herein shall be construed as prohibiting the Employer from pursuing other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Executive.

                                   ARTICLE 5
                            TERMINATION OF EMPLOYMENT
                            -------------------------

     5.1 Termination. The Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

     1. By Executive. Upon the occurrence of any of the following events, this Agreement may be terminated by the Executive by written notice to Employer:

          (1) if Employer makes a general assignment for the benefit of creditors, files a voluntary bankruptcy petition, files a petition or answer seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law, or there shall have been filed any petition or application for the involuntary bankruptcy of Employer, or other similar proceeding, in which an order for relief is entered or which remains undismissed for a period of thirty days or more, or Employer seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of Employer or any material part of its assets;

          (2) the sale by Employer of substantially all of its assets;

          (3) a decision by Employer to terminate its business and liquidate its assets.

     If Employee terminates this Agreement for the reasons stated in Section
5.1.1 (2), the Executive will be paid a severance amount equal to one times his base salary. This severance amount is in addition to any salary due and payable through the Date of Termination.

     2.       Death. This Agreement shall terminate upon the death of Executive.

     3. Disability. The Employer may terminate this Agreement upon the permanent disability of the Executive. Executive shall be considered disabled (whether permanent or temporary) if: (i) he is disabled as defined in a disability insurance policy purchased by or for the benefit of the Executive; or
(ii) if no such policy is in effect, he is incapacitated to such an extent that he is unable to perform substantially all of his duties for Employer that he performed prior to such incapacitation.

     4. Cause. The Employer may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the Employer shall have "Cause" to terminate the Executive's employment hereunder upon the following:
(i) the continued failure by the Executive substantially to perform his duties hereunder (other than any such failure resulting from the Executive's incapacity due to physical or mental illness), after demand for substantial performance is delivered by the Employer and Executive fails to substantially perform in the 30 days following receipt of Employer's demand; or (ii) misconduct by the Executive which is materially injurious to the Employer, monetarily or otherwise; or (iii) the willful violation by the Executive of the provisions of this Agreement. For purposes of this Section, no act, or failure to act, on the part of the Executive shall be considered "willful" unless done, or omitted to be done, not in good faith and without reasonable belief by him that his action or omission was in the best interest of the Employer.

     5.2 Notice of Termination. Any termination of the Executive's employment by the Employer or by the Executive (other than termination pursuant to subsection
5.1.2 above) shall be communicated by written Notice of Termination to the other party.

     5.3 Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by his death, the date of his death; (ii) if the Executive's employment is terminated for Cause, the date on which a Notice of Termination is received by the Executive; and (iii) if the Executive's employment is terminated for any other reason stated above, the date specified in a Notice of Termination by Employer or Executive, which date shall be no less than 30 days following the date on which Notice of Termination is given.

     5.4 Compensation Upon Termination.

          1. Following the termination of this Agreement pursuant to Sections
     5.1.1 or 5.1.2, the Executive shall be entitled to compensation only through the Date of Termination; provided, however, that Executive may be entitled to severance as set forth in Section 5.1.1.

          2. Following the termination of this Agreement pursuant to Section 5.1.2, Employer shall pay to Executive's estate the compensation which would otherwise be payable to Executive to the end of the month in which his death occurs. This payment shall be in addition to life insurance benefits, if any, paid to Executive's estate under policies for which the Employer pays all premiums and Executive's estate is the beneficiary.

          3. In the event of permanent disability of the Executive as described in Section 5.1.3, if Employer elects to terminate this Agreement, Executive shall be entitled to receive compensation and benefits through the Date of Termination; any such payment, however, shall be reduced by disability insurance benefits, if any, paid to Executive under policies (other than group policies) for which Employer pays all premiums and Executive is the beneficiary.

          4. If Executive is terminated by Employer for any reason other than Death, Disability or Cause as set forth in this Article 5, then Executive is entitled to a severance payment equal to three months salary under this Agreement.

     5.5 Remedies. Any termination of this Agreement shall not prejudice any other remedy to which the Employer or Executive may be entitled, either at law, equity, or under this Agreement.

                                   ARTICLE 6
                                 INDEMNIFICATION
                                 ---------------

     To the fullest extent permitted by applicable law, Employer agrees to indemnify, defend and hold Executive harmless from any and all claims, actions, costs, expenses, damages and liabilities, including, without limitation, reasonable attorneys' fees, hereafter or heretofore arising out of or in connection with activities of Employer or its employees, including Executive, or other agents in connection with and within the scope of this Agreement or by reason of the fact that he is or was a director or officer of Employer or any affiliate of Employer. To the fullest extent permitted by applicable law, Employer shall advance to Executive expenses of defending any such action, claim or proceeding. However, Employer shall not indemnify Executive or defend Executive against, or hold him harmless from any claims, damages, expenses or liabilities, including attorneys' fees, resulting from the gross negligence or willful misconduct of Executive. The duty to indemnify shall survive the expiration or early termination of this Agreement as to any claims based on facts or conditions which occurred or are alleged to have occurred prior to expiration or termination.

                                   ARTICLE 7
                               GENERAL PROVISIONS
                               ------------------

     7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     7.2 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in the City and County of Denver, Colorado in accordance with the rules then existing of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof.

     7.3 Entire Agreement. This Agreement supersedes any and all other Agreements, whether oral or in writing, between the parties with respect to the employment of the Executive by the Employer. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by either party, or anyone acting on behalf of any party, that are not embodied in this Agreement, and that no agreement, statement, or promise not contained in this Agreement shall be valid or binding.

     7.4 Successors and Assigns. This Agreement, all terms and conditions hereunder, and all remedies arising herefrom, shall inure to the benefit of and be binding upon Employer, any successor in interest to all or substantially all of the business and/or assets of Employer, and the heirs, administrators, successors and assigns of Executive. Except as provided in the preceding sentence, the rights and obligations of the parties hereto may not be assigned or transferred by either party without the prior written consent of the other party.

     7.5 Notices. For purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                  Executive:
                           Roger Hurst
                           1749 South Peakview Drive
                           Castle Rock, CO 80109

                  Employer:
                           AspenBio, Inc.
                           Attn: Chairman
                           1585 South Perry Street
                           Castle Rock, CO 80104

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                  With a copy to:
                           Theresa Mehringer
                           Burns, Figa & Will, P.C.
                           6400 South Fiddlers Green Circle
                           Englewood, CO 80111


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     7.6 Severability. If any provision of this Agreement is prohibited by or is unlawful or unenforceable under any applicable law of any jurisdiction as to such jurisdiction, such provision shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

     7.7 Section Headings. The section headings used in this Agreement are for convenience only and shall not affect the construction of any terms of this Agreement.

     7.8 Survival of Obligations. Termination of this Agreement for any reason shall not relieve Employer or Executive of any obligation accruing or arising prior to such termination.

     7.9 Amendments. This Agreement may be amended only by written agreement of both Employer and Executive.


     7.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute only one legal instrument. This Agreement shall become effective when copies hereof, when taken together, shall bear the signatures of both parties hereto. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     7.11 Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary disbursements in addition to any other relief to which that party may be entitled.


     IN WITNESS WHEREOF, Employer and Employee enter into this Executive Employment Agreement effective as of the date first set forth above.






                            [SIGNATURE PAGE FOLLOWS]

                           AspenBio, Inc. - "EMPLOYER"

                         By ___________________________
                         Name _________________________
                         Title ___________________________



                         Roger Hurst - "EXECUTIVE"

                         Signed ___________________________
                                Roger Hurst, Individually